UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



     Date of Report (Date of Earliest Event Reported): May 22, 2003
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                          Golden Cycle Gold Corporation
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             (Exact name of Registrant as specified in its charter)


   Colorado                        0-11226                       84-0630963
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(State or other            (Commission File Number)          (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


1515 South Tejon, Suite 201, Colorado Springs, CO                  80906
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    (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code: 719-471-9013















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Item 5.  Other Events and Regulation FD Disclosure.

Golden Cycle Gold Corporation inadvertently published a typographical error in the Notes to its Consolidated Financial Statements in its 2002 Annual Report to Shareholders.

Note (1), Summary of Significant Accounting Policies, paragraph (c), Short-Term Investments, states incorrectly: "Short-term investments also includes 310,000 troy ounces of gold bullion purchased by the Company in 2002."

The amount of troy ounces of gold bullion is misstated. The sentence should read: "Short-term investments also includes 310 troy ounces of gold bullion purchased by the Company in 2002."

The Notes to the Consolidated Financial Statements reported in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 are correct.









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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GOLDEN CYCLE GOLD CORPORATION



Date:  May 28, 2003                   By: /s/ R. Herbert Hampton
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                                          R. Herbert Hampton
                                          President























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